UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2016

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2016, American International Group, Inc. (the “Company”) issued a press release and furnished an Investor Presentation, dated January 26, 2016 (the “Investor Presentation”) related to the Company’s update on strategy, which the Company may use from time to time in presentations to investors and other stakeholders. Copies of the press release and the Investor Presentation are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The Investor Presentation will also be available on the Company’s website at www.aig.com.

On January 26, 2016, the Company issued a press release related to the strengthening of its loss reserves in its Non-Life Insurance business. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein. Additional information related to this press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, Item 2.02 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.

Section 8 — Other Events

Item 8.01. Other Events.

On January 26, 2016, the Company issued a press release announcing its agreement to sell AIG Advisor Group. A copy of the press release is attached as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of American International Group, Inc. dated January 26, 2016.

99.2	Investor Presentation dated January 26, 2016.

99.3	Press Release of American International Group, Inc. dated January 26, 2016.

99.4	Additional Information relating to Press Release of American International Group, Inc. dated January 26, 2016.

99.5	Press Release of American International Group, Inc. dated January 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: January 26, 2016	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of American International Group, Inc. dated January 26, 2016.

99.2	Investor Presentation dated January 26, 2016.

99.3	Press Release of American International Group, Inc. dated January 26, 2016.

99.4	Additional Information relating to Press Release of American International Group, Inc. dated January 26, 2016.

99.5	Press Release of American International Group, Inc. dated January 26, 2016.